EXHIBIT 10.6

                                LANDSING PACIFIC FUND

                            EMPLOYEE STOCK INCENTIVE PLAN



                                      ARTICLE I

                                       General


               1. Purpose of the Plan. The purpose of the Landsing Pacific Fund Employee Stock Incentive Plan (the "Plan") is to enable Landsing Pacific Fund (the "Company") to recognize and reward employees and officers whose performance, contributions and skills promote the achievement of the Company's long-term financial and business objectives, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options.


               2. Definitions. As used herein, the following definitions shall apply:


                    (a) "Board" means the Board of Directors of the Company.


                    (b) "Code" means the Internal Revenue Code of 1986, as amended.


                    (c) "Committee" means the Committee or Committees referred to in paragraph 5 of this Article I. If at any time no Committee member shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.


                    (d) "Common Stock" means the Common Stock, $0.001 par value (as adjusted from time to time), of the Company.
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                    (e)  "Company" means Landsing Pacific Fund, a
          corporation organized under the laws of the state of Delaware, or any successor corporation.


                    (f)  "Director" means a member of the Board.


                    (g)  "Disability" means a disability as defined in
          Section 105(d)(4) of the Code.


                    (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.


                    (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:


                         (i) the last reported sale price of the Common Stock on the American Stock Exchange or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or


                        (ii) if the Common Stock is then quoted on the NASDAQ National Market System, the last reported sale price or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices, or


                       (iii) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by The Wall Street Journal for the over-the-counter market, or


                        (iv) if neither of the foregoing is applicable, then the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors of the Company in its discretion.





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                    (j)  "Incentive Stock Option" means an Option intended
          to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.


                    (k) "Insider" means a Participant who is an officer or Director of the Company or other person whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act.


                    (l) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.


                    (m) "Option" means any option to purchase shares of Common Stock granted pursuant to Article II below.


                    (n) "Outside Director" means a disinterested Director within the meaning of Rule 16b-3 of the Exchange Act.


                    (o) "Participant" means an individual selected by the Committee to receive an award under and pursuant to the terms of the Plan.


                    (p) "Plan" means the Landsing Pacific Fund Omnibus Incentive Plan, as hereinafter amended from time to time.


                    (q) "Subsidiary" means a corporation of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or by a Subsidiary.


                    (r) "Tax Date" shall have the meaning set forth in paragraph 1 of Article VI below.


               3. Eligible Participants. Any officer or other employee of the Company or of a Subsidiary whom the Committee deems to have the potential to promote the achievement of the Company's long-term financial and business objectives shall be eligible to receive awards under the plan.


               4. Stock Subject to the Plan. Subject to paragraphs (2) and (3) of Article III, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 500,000 shares. Subject to paragraphs (2) and (3) of Article III, if any shares of Common Stock that have been optioned under an Option cease to be subject to such Option, or if any shares that are subject to any Option granted hereunder are forfeited or repurchased or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards or Option grants under the Plan.


               5.   Administration.


                    (a) Procedure. The Plan shall be administered by (i) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act, or any successor rule thereto ("Rule 16b-3"), with respect to a plan intended to comply with Rule 16b-3, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may change the size of the Committee, appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. As used herein, except in paragraphs 5 and 12 of Article VI, reference to the Board shall mean such Board or the committee, whichever is then acting with respect to the Plan.


                    (b) Authority. Subject to the general purposes, terms, and conditions of the Plan, and to the direction of the Board, the Committee, if there be one, shall have full power to implement and carry out the Plan including, but not limited to, the following:


                         (i) to select the Participants to whom Options may from time to time be granted hereunder;


                        (ii) to determine whether and to what extent Options are granted hereunder;


                       (iii) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;


                        (iv) to approve forms of agreement for use under the Plan;


                         (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the committee shall determine, in its sole discretion;


                        (vi) to determine the form of payment that will be acceptable consideration for exercise of an Option granted under the Plan;





                      (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);


                      (viii)  to reduce the exercise price of any Option;


                    The Committee shall have the authority to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to correct any defect or omission or reconcile any inconsistency in the Plan or any award granted hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. It is the intent of this provision to give the Committee discretion in administering the Plan and carrying out its duties hereunder, including designating an administrator of the Plan for day to day operations (the "Plan Administrator"). A majority of the Committee shall constitute a quorum, and the acts of a majority of the quorum shall be sufficient for the taking of any action under the Plan. No member of the Committee shall be liable for any act done or determination made in good faith under the terms of the Plan.


               6. Duration of the Plan. The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than May 14, 2003, ten years after the date the Plan was adopted by the Board.
















                                      ARTICLE II
                                       Options


               1. Award of Stock Options. The Committee, in its discretion, may grant Options to Participants, and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a written Option agreement which shall expressly identify the Option as an Incentive Stock Option or as a Nonstatutory Stock Option, and shall be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options including Options in exchange for the surrender and cancellation of any or all outstanding Options or Rights. All such Option agreements shall contain the terms and conditions discussed in the remainder of this Article.


               2. Option Price; Number of Shares. The Option price, which shall be approved by the Committee, may be less than the Fair Market Value of the Common Stock at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in paragraph 8 of this Article. The Option agreement shall specify the number of shares of Common Stock to which it pertains.


               3. Waiting Period and Exercise Dates. At the time an Option is granted, the Committee will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of the waiting period specified at the time of grant, and any such period is referred to herein as the "Waiting Period." At the time an Option is granted, the Committee shall fix the period within which such Option may be exercised, which shall not be less than the Waiting Period, if any, nor, in the case of an Incentive Stock Option, more than 10 years from the date of grant.


               4. Form of Payment. The consideration to be paid for the shares of Common Stock to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of any of the following: (i) cash, (ii) certified or cashier's check, (iii) promissory note, (iv) other shares of Common Stock which (x) have been owned by the optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the shares which obligates the option holder to take and pay for the shares not more than 12 months after the date of delivery of the subscription agreement or (vii) any combination of the foregoing methods of payment.


               5. Effect of Termination of Employment or Death of Employee Participants. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of any Subsidiary due to retirement or disability, any Option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination of employment shall expire within 24 months from such date, but if an Optionee ceases to be an employee of the Company or a Subsidiary for any other reason then such Option shall expire within 90 days from such date or for such other period as the Committee shall determine; provided, however, that in the case of an Incentive Stock Option the Option shall expire unless exercised within the period of 90 days after the date on which the Optionee ceased to be an employee, but in no event after the expiration of the term of such Option as set forth in the Option agreement. If in any case the Committee shall determine that an employee shall have been discharged for Just Cause (as defined below) such employee shall not thereafter have any rights under the Plan or any Option that shall have been granted to him or her under the Plan. For purposes of this Section, "Just Cause" means the termination of employment of an employee shall have taken place as a result of (i) willful breach or neglect of duty; (ii) failure or refusal to work or to comply with the Company's rules, policies, and practices; (iii) dishonesty; (iv) insubordination; (v) being under the influence of drugs (except to the extent medically prescribed) or alcohol while on duty or on Company premises; (vi) conduct endangering or likely to endanger, the health or safety or another employee; or
          (vii) conviction of a felony. In the event of the death of an Optionee, that portion of the Option which had become exercisable on the date of death or termination (as the case may be) shall be exercisable by his or her personal representatives, heirs or legatees within one year after the date of death or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option Agreement). In the event of the death of an optionee after termination of employment or service, that portion of the Option which had become exercisable on the date of death or termination (as the case may be) shall be exercisable by his or her personal representatives, heirs or legatees within one year after the date of death or such time period as is determined by the Committee (but in the case of an Incentive Stock Option, in no event after the expiration of the term of such Option as set forth in the Option Agreement). In the event that an optionee ceases to be an employee of the Company or of any Subsidiary for any reason, including death or retirement, prior to the lapse of the Waiting Period, if any, his or her Option shall terminate and be null and void.


               6. Leave of Absence. The employment relationship shall not be considered interrupted in the case of: (i) sick leave;
          (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (iv) in the case of transfer between locations of the Company or between the Company, its Subsidiaries or its successor. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option Agreement.


               7. Acceleration of Option Period. The Committee may accelerate the earliest date on which outstanding Options (or any installments thereof) are exercisable.


               8. Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422A of the Code shall be subject to the following terms and conditions:


                         (i) Dollar Limitation. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Options designated as Incentive Stock Options become exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock
          Options.   For purposes of the preceding sentence, (i) Options
          shall be taken into account in the order in which they were granted and (ii) the Fair Market Value of the shares shall be determined as of the time the Option with respect to such shares is granted.


                        (ii) 10% Stockholder. If any person to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock, as determined under Section 425(d) of the Code, possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the following special provisions shall be applicable to the Option granted to such individual:


                              (A) The Option price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date of grant; and


                              (B)  The Option shall not have a term in
          excess of five years from the date of grant.


          Except as modified by the preceding provisions of this paragraph 8 and except as otherwise required by Section 422A of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.


               9. Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.




               10. Options to Consultants. Options granted to consultants shall not be subject to Paragraphs 3 and 5 of this Article, but shall have such terms and conditions pertaining to the Waiting Period (if any), exercise date, and effect of termination of the consulting relationship as the Board or Committee shall determine in each case.


               11. Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Common Stock (including Restricted Stock), an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.


               12.  Rule 16b-3.  Options granted to person subject to
          Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder.



                                     ARTICLE III

                                    Miscellaneous


               1. Stock Withholding to Satisfy Withholding Tax Obligations. When a Participant incurs tax liability in connection with the exercise or vesting of any Option, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the shares to be issued that number of shares having a Fair Market Value equal to the amount required to be withheld determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by Participant to have shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:


                    (a) the election must be made on or prior to the applicable Tax Date;


                    (b) once made, the election shall be irrevocable as to the particular shares as to which the election is made;

                    (c) all elections shall be subject to the consent or disapproval of the Committee;


                    (d) if the participant is an Insider, the election must be made either six months prior to the Tax Date (as determined in accordance with Section 83 of the Code) or in the 10-day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings.


               2. Recapitalization. In the event that there is any change in the number of outstanding shares of Common Stock or of the capital structure of the Company by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction, the number of shares available under the plan shall be increased or decreased proportionately, as the case may be, and the number of shares of Common Stock deliverable in connection with any Option, Right or Long-Term Performance Award previously granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.


               3. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of separation, reorganization, or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder, shall, as to outstanding Options either (a) make appropriate provisions for the protection of any such outstanding Options by the assumption or substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated, or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock, provided that in the case of Incentive Stock Options, such assumption or substitution shall comply with Section 425(a) of the Code, or (b) upon written notice to the participant, provide that the Option must be exercised within 30 days of the date of such notice or it will be terminated. In any such case, the Committee may, in its discretion, advance the lapse of vesting periods, waiting periods, and exercise dates.


               4. Employment Relationship. Nothing in the Plan or any award made thereunder shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or consulting relationship at any time, with or without cause, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.


               5. General Restriction. Each award shall be subject to the requirement that, if, at any time, the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares subject to such award upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such award or the issue or purchase of shares thereunder, such award may not be exercised in whole or in part unless such listing registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.


               6. Rights as a Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of exercise. Once an Option is exercised by the holder thereof, the participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her holding is entered upon the records of the duly authorized transfer agent of the Company. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued or the date the issuance of such Common Stock is reflected in the records of the Company's transfer agent.


               7. Nonassignability of Awards. No awards made hereunder shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution and as otherwise consistent with the specific Plan provisions relating thereto. During the life of the recipient, an Option shall be exercisable only by him or her.


               8. Withholding Taxes. Whenever, under the Plan, shares are to be issued in satisfaction of Options granted hereunder, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever, under the Plan, payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.


               9. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitation on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


               10. Amendment, Suspension or Termination of the Plan. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any grantee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422 of the Code (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.


               11. Effective Date of the Plan. The Plan shall become effective as of May 14, 1993; provided that, the Plan shall be approved prior to May 14, 1994 by the affirmative votes of the holders of a majority of the Common Shares present, in person or by proxy, and entitled to vote at a duly called and held meeting of the stockholders in accordance with the Company's certificate of incorporation, bylaws and applicable state law, which votes shall be solicited in accordance with the rules and regulations in effect under Section 14(a) of the Exchange Act. Options may be granted and exercised under the Plan only if such grant and exercise is in compliance with all applicable federal and state securities laws.